THE NEW ECONOMY FUND

SEMI-ANNUAL REPORT
For the six months ended
May 31, 1997

[Photo:  family photo, textbook, school pennant, personal check]

[The American Funds Group(r)]


RESULTS AT A Glance
for periods ended May 31, 1997

TOTAL RETURNS
(with all distributions reinvested)

Six Months           +7.4%
Twelve Months        +11.2
Lifetime (average annual
compound return since
December 1, 1983)    +15.1


[Sidebar]
The New Economy Fund(r) is designed to help you participate in the many investment opportunities being created as society continues to shift from producing standardized goods to providing a wide array of services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cable television and cellular telephones to merchandising and entertainment, computer software to health care - all of which are benefiting from the accelerating demand for services and information.
[End Sidebar]

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                     TOTAL         AVERAGE ANNUAL
                     RETURN        COMPOUND RETURN
Ten Years            +223.32%          +12.45%
Five Years           +108.16           +15.79
One Year             +10.62               -

Sales charges are lower for accounts of $50,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Of course, investments outside the U.S. involve special risks such as currency fluctuations, political instability, differing securities regulations, and periods of illiquidity. Global diversification can help reduce these risks.


FELLOW SHAREHOLDERS

The New Economy Fund continued to gain ground during the first half of fiscal 1997. After posting an increase of 15.0% in fiscal 1996, the value of your shares rose another 7.4% for the six months ended May 31, assuming you reinvested income dividends totaling 14 cents a share and a $1.13 a share capital gain distribution paid during the period.

     On an annualized basis, these results match closely the fund's long-term record. They bring the total gain since operations began in December 1983 to 568.3% including reinvestment - an average compound growth rate of 15.1% a year.

     Of the 146 securities held by New Economy throughout the six months, 91 rose in price, including nine of the fund's ten largest holdings (page 4). The average increase for these nine was 21.1%. The only decline in this group was recorded by Oracle, a supplier of business software, which fell 4.8%.

     The fund's ten largest stocks account for 20% of net assets and represent an interesting cross-section of your fund's investment universe. Along with a supplier of computer software, you'll find media firms, mortgage companies, a cruise line operator and three companies based outside the United States, including a denationalized phone monopoly, an insurance company and a supplier of environmental and office services.

A TURBULENT MARKET

The six months ended May 31 were marked by considerable turbulence in the stock market. The popular averages - which include many large manufacturing companies
- continued to soar until mid-March, when they hit a sharp downdraft before recovering toward the end of the fiscal half-year.

     Some technology and related stocks took a beating during much of the period, slipping to levels where they offered considerably better value. They rallied in May (and continued to rise after the close of the half-year). During the decline, the fund took advantage of lower valuations and invested in a number of information and technology-related securities, including Oracle, Ascend Communications (a supplier of computer peripherals), Cascade Communications (a developer of components for high-speed data and voice transmission, recently acquired by Ascend) and ABR Information Services (a firm that processes employee benefits data).

     Starting in May, we also witnessed upward movement in the prices of several holdings that did well earlier in the '90s but have fared rather poorly of late, including health care issues and some of our investments in cable TV such as Tele-Communications (TCI Group and Liberty Media Group). The cable-TV industry is well-represented in the portfolio and has been emerging from a period of indigestion brought on by changes in federal regulations as well as by growing competition.

     In general, we have seen somewhat greater interest lately in the type of smaller capitalization growth stocks that play an important role in New Economy's portfolio. While a number of big-capitalization issues appear on the list of our ten largest holdings, almost half of the stocks in our portfolio have market caps of less than $2 billion; these medium-size and small-cap investments currently account for about one-fourth of net assets. For more than two years, this type of security was largely ignored while a handful of big-cap stocks with high price-to-earnings ratios has driven the major averages, including Standard & Poor's 500 Composite Index, upward at a blistering pace. For the six months, the S&P 500 rose another 13.2% on a total-return basis.


WHERE THE FUND'S ASSETS ARE INVESTED
(as of 5/31/97)

                   PERCENT OF
COUNTRY            NET ASSETS
United States       64.98%
United Kingdom       3.37
Canada               2.52
Mexico               2.32
Netherlands          2.07
Spain                1.63
Italy                1.50
Australia            1.30
Japan                1.10
Hong Kong             .98
New Zealand           .88
Denmark               .77
Germany               .54
Ireland               .51
Other countries      6.37
                    90.84
Cash &
Equivalents          9.16
Total              100.00%


OTHER BENCHMARKS

Comparisons between the S&P 500 and New Economy's results can be rather misleading. Because the fund can and does invest in many small-capitalization stocks, it is useful to also look at other benchmarks which, like the S&P, are unmanaged. The Russell 2000, for example, tracks 2,000 smaller capitalization U.S. securities. For the six months, that index rose 8.4% on a reinvested basis. It should be noted that this index includes all types of small-cap stocks, while the fund's focus is narrower; it concentrates on service and information companies, the area of the economy that we believe offers superior long-term investment opportunities.

     In recent years, non-U.S. investments have made an important contribution to our results. Currently we own shares in 47 non-U.S. firms which account for about 25% of net assets. For the six months, the Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which tracks all major markets outside North America, went up 4.2% on a reinvested basis.

     One other benchmark that can be helpful in evaluating New Economy's results is the Lipper Growth Fund Index, which tracks the 30 largest mutual funds with growth of capital as their principal objective. Although made up chiefly of funds investing solely in the U.S., it does provide a reasonably good indication of how New Economy is doing relative to many of its peers. For the six months, this index recorded a total return of 9.1%.

     We are optimistic that many of the fund's investments are starting to be recognized by the market as good values. And, as always, we encourage all of our shareholders to maintain a long-term perspective on their holdings.

Cordially,

[/s/ Robert B. Egelston]
Robert B. Egelston
Chairman of the Board

[/s/ William R. Grimsley]
William R. Grimsley
President
July 11, 1997

THE NEW ECONOMY FUND
Investment Portfolio, May 31, 1997
-------------------------------------------                         ---------
Largest Holdings by Industry

Broadcasting & Publishing                                               14.93%
Telecommunications                                                       9.77
Computer Services & Software                                             8.41
Merchandising                                                            7.49
Miscellaneous Financial Services                                         7.43
All Other Industries                                                    42.81
Cash & Equivalents                                                       9.16
-------------------------------------------                         ---------

                                                                      Percent
                                                                           of
                  Largest Equity-Type Holdings                     Net Assets

Federal National Mortgage                                                2.93%
Federal Home Loan Mortgage                                               2.37
Time Warner                                                              2.09
ING Groep                                                                2.06
Tele-Communications, TCI Group                                           2.05
Oracle                                                                   1.85
Carnival                                                                 1.65
Tele-Communications, Liberty Media Group                                 1.59
Telefonos de Mexico                                                      1.59
Rentokil Group                                                           1.49
-------------------------------------------                         ---------    ---------   ---------

                                                                   Shares or        Market     Percent
Equity-Type Securities                                              Principal        Value      of Net
(common and preferred stocks and convertible debentures)               Amount        (000)      Assets
----------------------------------------                            ---------    ---------   ---------
BROADCASTING & PUBLISHING - 14.93%
Time Warner Inc.                                                    1,940,220      $90,220       2.09%
Tele-Communications, Inc., Series A, TCI Group /1/                  5,850,000       88,481         2.05
Tele-Communications, Inc., Series A, Liberty Media
 Groupv /1/                                                         3,147,587       68,657         1.59
Viacom Inc., Class B /1/                                            1,935,000       57,445         1.33
International Family Entertainment, Inc.,
 Class B /1/                                                        1,562,500       43,555         1.01
Comcast Corp., Class A, special stock                               2,300,000       39,963          .93
Mediaset SpA (Italy) /2/                                            8,410,000       36,278          .84
News Corp. Ltd., preferred shares (Australia)                       2,823,351       10,608
News Corp. Ltd.                                                     2,082,698        9,235
News Corp. Ltd. (American Depositary
 Receipts)                                                            470,000        8,343          .75
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                                       235,000        3,466
Tele-Communications International, Series A /1/                     1,788,000       24,362          .56
U S WEST Media Group /1/                                            1,200,000       23,850          .55
Grupo Televisa, SA (American Depositary
 Receipts) (Mexico) /1/                                               760,000       21,755          .50
EMAP PLC (United Kingdom)                                           1,400,000       18,061          .42
Quebecor Printing Inc. (Canada)                                     1,000,000       17,500          .41
Gaylord Entertainment Co., Class A                                    671,738       14,946          .35
Chris-Craft Industries, Inc. /1/                                      318,270       13,606          .32
CANAL+ (France)                                                        79,875       13,540          .31
Thomson Corp. (Canada)                                                600,000       13,348          .31
AUDIOFINA (Luxembourg)                                                185,000        8,183          .19
Arnoldo Mondadori Editore SpA (Italy)                               1,000,000        5,807          .13
Golden Books Family Entertainment, Inc. /1/                           500,000        5,688          .13
Soft Bank Corp. (Japan)                                                69,560        4,703          .11
All American Communications, Inc., Class B /1/                        170,000        2,295          .05
TELECOMMUNICATIONS - 9.77%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                            1,541,960       68,424         1.59
Telefonica de Espana, SA (Spain)                                    1,675,000       48,334
Telefonica de Espana, SA (American                                                                 1.46
 Depositary Receipts)                                                 170,000       14,854
AirTouch Communications /1/                                         1,750,000       48,781         1.13
Telecom Corp. of New Zealand Ltd. (New Zealand) /2/                 7,104,100       34,126          .79
Ascend Communications, Inc. /1/                                       500,000       27,875          .65
Tele Danmark AS, Class B (American Depositary
 Receipts) (Denmark)                                                  704,700       17,441          .63
Tele Danmark AS, Class B                                              200,000        9,811
Mannesmann AG (Germany)                                                57,500       23,372          .54
STET-Societa Finanziaria Telefonica p.a.
 (Italy)                                                            4,300,000       21,731
STET-Societa Finanziaria Telefonica p.a.,                                                           .52
 preferred shares                                                     150,000          591
Hong Kong Telecommunications Ltd. (Hong Kong)                       9,952,345       22,029          .51
Telefonica del Peru SA (American Depositary
 Receipts) (Peru)                                                     835,600       21,203          .49
MCI Communications Corp.                                              425,000       16,309          .38
Sprint Corp.                                                          300,000       14,663          .34
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                                           225,000       10,041          .23
Technology Resources Industries Bhd.
 (Malaysia) /1/                                                     4,320,000        8,597          .20
Globalstar Telecommunications Ltd., 6.50%
 convertible preferred /2/                                            100,000        5,400          .13
Telefonica de Argentina SA (Argentina)                                107,700        3,904          .09
Telecom Argentina STET-France Telecom SA,
 Class B (American Depositary Receipt)                                                              .09
 (Argentina)                                                           70,100        3,742
AT&T Corp.                                                              7,300          269          .00
COMPUTER SERVICES & SOFTWARE - 8.41%
Oracle Corp. /1/                                                    1,713,700       79,901         1.85
CUC International Inc. /1/                                          1,375,000       31,625
CUC International Inc., 3.00%                                                                       .87
 convertible debentures 2002 /2/                                   $6,000,000        5,940
Electronic Arts /1/                                                 1,130,000       36,160          .84
Shared Medical Systems Corp.                                          642,400       34,047          .79
Intuit Inc. /1/                                                     1,100,000       29,838          .69
Electronic Data Systems Corp.                                         740,000       27,658          .64
Computer Associates International, Inc.                               500,000       27,375          .63
Sybase, Inc. /1/                                                      950,600       15,150          .35
Broderbund Software, Inc. /1/                                         535,000       13,442          .31
Policy Management Systems Corp. /1/                                   220,000       10,450          .24
Gemstar International Group Ltd. /1/                                  456,600        9,589          .22
American Management Systems, Inc. /1/                                 300,000        7,763          .18
Altron Inc. /1/                                                       460,000        7,647          .18
MacNeal-Schwendler Corp.                                              670,000        6,868          .16
First USA Paymentech, Inc. /1/                                        149,967        4,743          .11
MetaCreations Corp. (formerly Fractal Design Corp.) /1/               394,947        4,739          .11
Avid Technology, Inc. /1/                                             200,000        4,700          .11
Acclaim Entertainment, Inc. /1/                                       450,000        1,856          .04
HNC Software Inc. /1/                                                  50,000        1,650          .04
Macromedia, Inc. /1/                                                  150,000        1,509          .03
BTG, Inc. /1/                                                          48,700          657          .02
Nets Inc., convertible preferred, Class B /1/ /2/ /3/                 175,000            2          .00
MERCHANDISING - 7.49%
Circuit City Stores, Inc.-Circuit City Group                          975,000       38,513
Circuit City Stores, Inc.-Carmax Group /1/                            900,000       13,050         1.19
Viking Office Products, Inc. /1/                                    2,570,000       48,509         1.12
Consolidated Stores Corp. /1/                                       1,000,000       38,250          .89
AutoZone, Inc. /1/                                                  1,200,000       28,050          .65
Gymboree Corp. /1/                                                    700,000       17,500          .41
Pep Boys - Manny, Moe & Jack                                          467,000       14,594          .34
Walgreen Co.                                                          300,000       14,025          .33
Giordano Holdings Ltd. (Hong Kong)                                 22,551,000       13,534          .31
Home Depot, Inc.                                                      206,000       12,978          .30
DFS Furniture Co. PLC (United Kingdom)                              1,300,000       12,778          .30
Barnes & Noble, Inc. /1/                                              300,000       12,487          .29
HSN, Inc. (formerly Home Shopping Network, Inc.) /1/                  337,800       10,345          .24
Garden Ridge Corp. /1/                                                850,000       10,306          .24
Tesco PLC (United Kingdom)                                          1,445,485        8,892          .20
Giant Food Inc., Class A                                              250,000        8,234          .19
Michaels Stores, Inc. /1/                                             400,000        7,900          .18
Dickson Concepts (International) Ltd. (Hong Kong -
 Incorporated in Bermuda)                                           1,796,400        6,724          .16
MSC Industrial Direct Co., Inc., Class A /1/                          178,700        6,366          .15
MISCELLANEOUS FINANCIAL SERVICES - 7.43%
Federal National Mortgage Assn.                                     2,900,000      126,513         2.93
Federal Home Loan Mortgage Corp.                                    3,100,000      102,300         2.37
Student Loan Marketing Assn.                                          280,000       34,055          .79
Capital One Financial Corp.                                           950,000       30,519          .71
First Data Corp.                                                      450,000       18,000          .42
ORIX Corp. (Japan)                                                    154,000        9,260          .21
INSURANCE - 7.41%
ING Groep NV (Netherlands)                                          1,165,284       51,506
ING Groep NV, warrants, expire 2001 /1/                             3,500,000       37,646         2.06
Fairfax Financial Holdings Ltd. (Canada) /1/                          226,000       56,009         1.30
EXEL Ltd. (Bermuda)                                                 1,150,000       50,888         1.18
Travelers Property Casualty Corp., Class A
 (formerly Travelers/Aetna Property Casualty Corp.)                   900,000       34,650          .80
PartnerRe Holdings Ltd. (Bermuda)                                     820,000       25,727          .60
Aetna Inc.                                                            250,000       25,250          .59
American International Group, Inc.                                    150,000       20,306          .47
Trenwick Group Inc.                                                   345,000       11,644          .27
Topdanmark A/S (Denmark)                                               45,920        5,896          .14
BANKING - 5.87%
Old Kent Financial Corp.                                              661,500       35,307          .82
Norwest Corp.                                                         630,000       33,705          .78
Wells Fargo & Co.                                                     116,666       30,741          .71
First Chicago NBD Corp.                                               400,000       23,700          .55
Charter One Financial, Inc.                                           472,500       22,148          .51
Allied Irish Banks, PLC (Ireland)                                   2,900,000       22,139          .51
Royal Bank of Canada (Canada)                                         500,000       21,667          .50
Banc One Corp.                                                        275,000       11,894          .28
Keystone Financial, Inc.                                              375,000       11,156          .26
Grupo Financiero Banamex Accival, SA de CV,
 Series L (Mexico) /1/                                              3,024,415        6,001
Grupo Financiero Banamex Accival, SA de CV,                                                         .23
 Series B /1/                                                       1,745,000        3,780
Sparbanken Sverige AB (Swedbank), Class A
 (formerly shown as Swedbank) (Sweden)                                490,000        9,615          .22
Sakura Finance (Bermuda) Trust, convertible
 preference share units (Japan)                                           144        6,995          .19
Sakura Bank, Ltd.                                                     181,000        1,084
Banco de Santander, SA (Spain)                                         85,000        7,252          .17
Philippine Commercial International Bank, Inc.
 (Philippines)                                                        607,600        5,938          .14
ENTERTAINMENT & LEISURE - 4.57%
Carnival Corp., Class A                                             1,870,000       71,060         1.65
Walt Disney Co.                                                       772,000       63,208         1.47
Mirage Resorts, Inc. /1/                                            1,400,000       33,425          .77
Nintendo Co., Ltd. (Japan)                                            120,000        9,381          .22
Circus Circus Enterprises, Inc. /1/                                   300,000        7,800          .18
Station Casinos, Inc. /1/                                             758,300        6,730          .15
Harrah's Entertainment, Inc. /1/                                      300,000        5,587          .13
MISCELLANEOUS BUSINESS SERVICES - 4.24%
Rentokil Group PLC (United Kingdom)                                16,679,800       64,487         1.49
Pittston Brink's Group                                                750,000       23,438          .54
Concord EFS, Inc. /1/                                                 882,400       19,854          .46
Ceridian Corp. /1/                                                    500,000       18,375          .43
Cascade Communications Corp. /1/                                      450,000       17,212          .40
ABR Information Services, Inc. /1/                                    424,400       13,634          .32
Administaff, Inc. /1/                                                 565,800       11,245          .26
Stewart Enterprises, Inc.                                             180,000        6,075          .14
EarthWatch Inc., 12% convertible preferred,
 Series C /1/ /2/ /3/ /4/                                             500,000        5,684          .13
DecisionOne Holdings Corp. /1/                                        132,200        2,892          .07
HEALTH & HOSPITAL SERVICES - 3.79%
Columbia/HCA Healthcare Corp.                                       1,205,000       44,133         1.02
United HealthCare Corp.                                               660,000       37,290          .86
PacifiCare Health Systems, Inc., Class A /1/                          120,000        9,000
PacifiCare Health Systems, Inc., Class B /1/                           80,000        6,340          .36
HealthCare COMPARE Corp. /1/                                          300,000       14,813          .34
Nu Skin Asia Pacific, Inc., Class A /1/                               476,400       12,744          .30
Human Genome Sciences, Inc. /1/                                       300,000       11,625          .27
Vivra Inc. /1/                                                        300,000       10,612          .25
Orthodontic Centers of America, Inc. /1/                              545,000        9,129          .21
Cerner Corp. /1/                                                      400,000        7,800          .18
RESTAURANTS - 2.35%
Brinker International, Inc. /1/                                     3,050,000       42,319          .98
McDonald's Corp.                                                      520,000       26,130          .61
Foodmaker, Inc. /1/                                                 1,700,000       23,800          .55
Outback Steakhouse, Inc. /1/                                          260,000        6,045          .14
Sizzler International, Inc. /1/                                     1,375,000        3,265          .07
ELECTRONIC DATA PRODUCTS - 1.96%
America Online, Inc. /1/                                            1,130,000       62,432         1.45
Avnet, Inc.                                                           297,000       18,711          .43
CompuServe Corp. /1/                                                  300,000        3,375          .08
ENERGY SERVICES - 1.65%
Helmerich & Payne, Inc.                                               760,000       42,655          .99
Schlumberger Ltd. (Netherlands Antilles)                              240,000       28,590          .66
REAL ESTATE - 1.04%
Host Marriott Corp. /1/                                             1,650,000       29,081          .67
Mitsubishi Estate Co., Ltd. (Japan)                                 1,160,000       15,844          .37
HOTELS & MOTELS - 1.01%
Marriott International, Inc.                                          755,000       43,601         1.01
COMPUTER SYSTEMS - 0.96%
Silicon Graphics, Inc. /1/                                          1,120,300       21,146          .49
Bay Networks, Inc. /1/                                                500,000       12,250          .28
International Business Machines Corp.                                  94,000        8,131          .19
INFORMATION & PRINTING SERVICES - 0.96%
Primark Corp. /1/                                                     938,900       22,299          .52
ACNielsen Corp. /1/                                                   641,666       10,828          .25
Banta Corp.                                                           300,000        8,325          .19
DIVERSIFIED SERVICES - 0.85%
Brambles Industries Ltd. (Australia)                                1,350,000       24,284          .57
Benpres Holdings Corp. (Global Depositary
 Receipts) (Philippines) /1/ /2/                                    1,118,440        7,941
Benpres Holdings Corp. (Global Depositary                                                           .28
 Receipts) /1/                                                        599,800        4,259
ENVIRONMENTAL SERVICES - 0.71%
Waste Management, Inc. (formerly
 WMX Technologies, Inc.)                                              320,000       10,160          .24
United Waste Systems, Inc. /1/                                        220,000        8,443          .20
Ecolab Inc.                                                           200,000        8,325          .19
Waste Management International PLC (American
 Depositary Receipts) (United Kingdom) /1/                            415,000        3,579          .08
ELECTRIC UTILITIES - 0.64%
Southern Electric PLC (United Kingdom)                              2,769,230       18,600          .43
National Power PLC (United Kingdom)                                 1,000,000        9,035          .21
ADVERTISING - 0.55%
Interpublic Group of Companies, Inc.                                  200,000       11,975          .28
Omnicom Group Inc.                                                    200,000       11,600          .27
ENGINEERING & CONSTRUCTION - 0.48%
Jacobs Engineering Group Inc. /1/                                     775,000       20,828          .48
RAIL & ROAD SERVICES - 0.37%
Werner Enterprises, Inc.                                              450,000        8,775          .20
Tranz Rail Holdings Ltd. (American Depositary
 Receipts) (New Zealand)                                              225,000        3,909          .09
Greyhound Lines, Inc. /1/                                             825,000        3,455          .08
AIRLINES - 0.35%
Southwest Airlines Co.                                                350,000        9,013          .21
AMR Corp. /1/                                                          60,000        5,962          .14
SAFETY & SECURITY SERVICES - 0.09%
Securitas AB, Class B (Sweden)                                        153,000        3,812          .09
MISCELLANEOUS
Other equity-type securities in initial period of acquisition                      127,527         2.96
                                                                                 ---------   ---------
TOTAL EQUITY-TYPE SECURITIES
 (cost: $2,755,585,000)                                                          3,918,909        90.84
                                                                    Principal    ---------   ---------
                                                                       Amount
Short-Term Securities                                                   (000)
----------------------------------------                            ---------    ---------   ---------
CORPORATE SHORT-TERM NOTES- 7.00%
Lucent Technologies Inc. 5.51%-5.54% due
 6/3-6/20/97                                                          $44,000       43,952         1.03
Xerox Corp.5.55% due
 7/10-8/11/97                                                          44,000       43,630         1.01
Ford Motor Credit Co. 5.54% due
 6/2/97                                                                30,000       29,991          .70
H. J. Heinz Co. 5.52%-5.55% due
 6/4-7/11/97                                                           28,100       27,988          .65
Pfizer Inc 5.50%-5.52% due
 6/9-6/27/97 /2/                                                       25,400       25,349          .59
General Electric Capital Corp. 5.52%-5.65%
 due 6/2-6/26/97                                                       23,950       23,883          .56
PepsiCo, Inc. 5.50% due
 6/16-7/15/97                                                          18,400       18,340          .43
Gillette Co. 5.48%-5.57% due
 6/24-7/10/97 /2/                                                      17,800       17,735          .41
SAFECO Credit Co. Inc. 5.53%-5.57%
 due 7/2-8/22/97                                                       15,500       15,363          .36
International Lease Finance Corp. 5.54%
 due 7/8/97                                                            13,900       13,818          .32
National Rural Utilities Cooperative Finance Corp.
 5.50%-5.57% due 7/1/97                                                12,600       12,540          .29
Avco Financial Services, Inc. 5.53%
 due 6/10-7/21/97                                                      10,600       10,561          .24
Monsanto Co. 5.60%
 due 7/17/97                                                            9,000        8,934          .21
IBM Credit Corp. 5.54%
 due 6/23/97                                                            8,500        8,470          .20
Federal Agency Discount Notes- 2.55%
Federal Home Loan Mortgage Corp. 5.30%-5.54%
 due 6/6-8/15/97                                                       57,880       57,579         1.32
Federal National Mortgage Assn. 5.33%-
 5.48% due 6/19-8/26/97                                                36,035       35,833          .82
Federal Home Loan Banks 5.41%-5.45%
 due 6/19-8/28/97                                                      18,300       18,085          .41
                                                                                 ---------   ---------

TOTAL SHORT-TERM SECURITIES (cost: $412,056,000)                                   412,051         9.55
                                                                                 ---------   ---------

TOTAL INVESTMENT SECURITIES (cost: $3,167,641,000)                               4,330,960       100.39

Excess of payables over cash and receivables                                        17,009          .39
                                                                                 ---------   ---------
NET ASSETS                                                                      $4,313,951     100.00%
                                                                                 =========   =========



/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

/3/ Valued under procedures established by the Board of Trustees

/4/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
Auditors' report.

See Notes to Financial Statements


Equity-type securities appearing in the portfolio
since November 30, 1996
-------------------------------------------
ABR Information Services
ACNielsen
Administaff
Aetna
Altron
Ascend Communications
AutoZone
Banta
Cascade Communications
CompuServe
Computer Associates International
DFS Furniture
First Chicago NBD
First USA Paymentech
Gemstar International Group
HealthCare COMPARE
HNC Software
Intuit
Orthodontic Centers of America
Pep Boys-Manny, Moe & Jack
Securitas
Sprint
Stewart Enterprises
Telecom Argentina STET-France Telecom
Telefonica de Argentina
Telefonica del Peru
Topdanmark
Tranz Rail Holdings
United Waste Systems



Equity-type securities eliminated from the portfolio
since November 30, 1996
-------------------------------------------
ADT
ADVANTA
ALLTEL
Barclays
Digital Equipment
Eurotunnel
Federal Express
First Pacific
General Instrument
Golden West Financial
H & M Hennes & Mauritz
Health Systems International
Hibernia
Humana
Intel
Irish Life
Lucent Technologies
New York Times
PMI Group
Promus Hotel
Robert Half International
Rollins
Tech Data
Telecomunicacoes Brasileiras
Transocean Offshore
U. S. Bancorp
Value Health
Wal-Mart Stores
Williams-Sonoma
Wonderware

The New Economy Fund
Financial Statements                                   (Unaudited)
Statement of Assets and                                (dollars in
Liabilities at May 31, 1997                             thousands)
                                           ---------     ---------
Assets:
Investment securities at market
 (cost: $3,167,641)                                     $4,330,960
Cash                                                            92
Receivables for-
 Sales of investments                       $ 11,081
 Sales of fund's shares                        2,934
 Dividends                                     4,040        18,055
                                           ---------     ---------
                                                         4,349,107
Liabilities:
Payables for-
 Purchases of investments                     26,280
 Repurchases of fund's shares                  4,967
 Management services                           1,546
 Accrued expenses                              2,363        35,156
Net Assets at May 31, 1997-                ---------     ---------
 Equivalent to $18.48 per share on
 233,394,726 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                            $4,313,951
                                                         =========


                                                       (Unaudited)
Statement of Operations                                (dollars in
for the six months ended May 31, 1997                   thousands)
----------------------------------------   ---------     ---------
Investment Income:
Income:
 Dividends                                  $ 21,358
 Interest                                     12,533      $ 33,891
                                           ---------
Expenses:
 Management services fee                       8,939
 Distribution expenses                         4,695
 Transfer agent fee                            2,260
 Reports to shareholders                         216
 Registration statement and prospectus           216
 Postage, stationery and supplies                442
 Trustees' fees                                   54
 Auditing and legal fees                          47
 Custodian fee                                   341
 Taxes other than federal income tax              64
 Other expenses                                   53        17,327
                                           ---------     ---------
 Net investment income                                      16,564
                                                         ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                          187,524
Net increase in unrealized
 appreciation on investments:
 Beginning of period                       1,067,480
 End of period                             1,163,310
  Net unrealized appreciation              ---------
   on investments                                           95,830
 Net realized gain and unrealized                        ---------
  appreciation on investments                              283,354
Net Increase in Net Assets                               ---------
 Resulting from Operations                                $299,918
                                                         =========


                                                       (dollars in
Statement of Changes in Net Assets                      thousands)
----------------------------------------   ---------     ---------
                                          Six Months
                                               Ended    Year ended
                                         5/31/1997 *       11/30/96
Operations:                                ---------     ---------
Net investment income                     $   16,564    $   32,975
Net realized gain on investments             187,524       256,063
Net unrealized appreciation
 on investments                               95,830       251,881
                                           ---------     ---------
 Net increase  in net assets
  resulting from operations                  299,918       540,919
                                           ---------     ---------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income         (32,176)      (40,512)
Distributions from net realized
 gain on investments                        (257,536)     (143,588)
                                           ---------     ---------

 Total dividends and distributions          (289,712)     (184,100)
                                           ---------     ---------
Capital Share Transactions:
Proceeds from shares sold:
 16,636,199 and 46,030,628
 shares, respectively                        287,899       791,270
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 16,361,438 and 10,959,728 shares,
 respectively                                275,376       174,287
Cost of shares repurchased:
 27,894,889 and 36,172,855
 shares, respectively                       (482,819)     (621,663)
                                           ---------     ---------
 Net increase in net assets resulting
  from capital share transactions             80,456       343,894
                                           ---------     ---------
Total Increase in Net Assets                  90,662       700,713

Net Assets:
Beginning of period                        4,223,289     3,522,576
End of period (including undistributed     ---------     ---------
 net investment income: $4,665 and
 $20,277, respectively)                   $4,313,951    $4,223,289
                                           =========     =========



 * Unaudited

 See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS (Unaudited

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions.Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $341,000 includes $12,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of May 31, 1997 net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,163,319,000, of which $1,316,355,000 related to appreciated securities and $153,036,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended May 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $3,167,641,000 at May 31, 1997.

3. The fee of $8,939,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended May 31, 1997, distribution expenses under the Plan were $4,695,000. As of May 31, 1997, accrued and unpaid distribution expenses were $2,155,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,260,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $885,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of May 31, 1997, aggregate amounts deferred and earnings thereon were $98,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of May 31, 1997, accumulated undistributed net realized gain on investments was $186,118,000 and paid-in capital was $2,959,859,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $598,864,000 and $691,124,000, respectively, during the six months ended May 31, 1997.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1997, such non-U.S. taxes were $1,570,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $50,000 for the six months ended May 31, 1997.


PER-SHARE DATA AND RATIOS /1/
                                                     Six
                                                  Months
                                              Ended  /2/                      Year      ended  November          30
                                               ---------     ---------    --------   --------  -------- ----------
                                                  5/31/97          1996        1995       1994      1993       1992
                                               ---------     ---------    --------   --------  --------   --------
Net Asset Value, Beginning
 of Period                                           18.5         16.98       14.65      16.47     13.17      10.98
                                               ---------     ---------    --------   --------  --------   --------

Income from Investment
 Operations:
 Net investment income                               .07           .14         .20        .17       .11        .08
 Net realized and unrealized
  gain (loss) on investments                        1.18          2.26        2.99       (.59)      3.75       2.45
  Total income (loss) from                     ---------     ---------    --------   --------  --------   --------
   investment operations                            1.25          2.40        3.19       (.42)      3.86       2.53
                                               ---------     ---------    --------   --------  --------   --------
Less Distributions:
 Dividends from net investment
  income                                            (.14)         (.19)       (.18)      (.12)     (.07)      (.14)
 Distributions from net realized
  gains                                            (1.13)         (.69)       (.68)     (1.28)     (.49)      (.20)
                                               ---------     ---------    --------   --------  --------   --------
   Total distributions                             (1.27)         (.88)       (.86)     (1.40)     (.56)      (.34)
                                               ---------     ---------    --------   --------  --------   --------
Net Asset Value, End of Period                      18.48          18.5       16.98      14.65     16.47      13.17
                                               =========     =========    ========   ========  ========   ========
Total Return /3/                               7.45% /4/         15.00%      23.22%   (2.94)%     30.60%     23.58%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                   $4,314        $4,223      $3,523     $2,592    $1,912     $1,115
 Ratio of expenses to average
  net assets                                    .42% /4/           .84%        .88%       .85%      .85%       .89%
 Ratio of net income to
  average net assets                            .40% /4/           .85%       1.33%      1.25%      .76%       .67%
 Average commissions
  paid per share /5/                              2.78 c        1.17 c       .16 c      .38 c     .30 c     3.29 c
 Portfolio turnover rate                      16.28% /4/         29.54%      27.03%     25.51%    26.97%     19.03%


 /1/ Adjusted to reflect the 100% share dividend effective May
  26, 1994.
 /2/ Unaudited
 /3/ Calculated without deducting a sales charge. The
  maximum sales charge is 5.75% of the fund's offering price.
 /4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
 /5/ Brokerage commissions paid on portfolio
  transactions increase the cost of securities
  purchased or reduce the proceeds of securities sold
  and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the office nearest you.)
American Funds Service Company

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/AL/3458
Lit. No. NEF-013-0797

Printed on recycled paper

[The American Funds Group(r)]